                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                   -----------------------------------------

                                   FORM 8-K
                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)                        21-Feb-97

    The Money Store Inc. (as Representative) and TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of May 31, 1996 in connection with the issuance of TMS Auto Trust Asset Backed Securities, (Series 1996-1).

                            TMS Auto Holdings, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                                                 22-3405381
     New Jersey                     33-94518                  22-2293022
     ----------                     --------                  ----------
     (State or other               (Commission              (IRS Employer
     jurisdiction of               File Number)              ID Number)
     incorporation)

    2840  Morris  Avenue,     Union,  New  Jersey                 07083
    ----------------------------------------------------------------------
    (Address of principal executive officer)

    Registrant's Telephone Number,
    including area code:                                    908-686-2000
                                                         -----------------



                                      n/a
    ----------------------------------------------------------------------
    (Former name or former address, if changed since last report)

     Item 5         Other Events
                    ---------------------------------



Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date of: 21-Feb-97

     Item 7         Financial Statements and Exhibits
                    ---------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      THE MONEY STORE INC.
                                      TMS AUTO HOLDINGS, INC.

                                      By /S/ James K. Ransom
                                      ------------------------
                                        James K. Ransom
                                        Vice President

Dated:   02/28/97

                        TMS AUTO RECEIVABLES TRUST 1996-1
                         7.10% Asset Backed Certificates
                             SERVICER'S CERTIFICATE

          IN ACCORDANCE WITH SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MAY 31, 1996, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996 - 1 FOR THE FEBRUARY 12, 1997 DETERMINATION DATE

       DISTRIBUTION DATE              02/20/97               MONTHLY PERIOD            Jan-97
A.      Information Regarding the Current Monthly Distribution :

        I.    CERTIFICATES

                           (a)  The aggregate amount of the distribution to
                                Certificateholders from the Collection Account                                     41,416.67

                           (b)  The amount of the distribution set forth in  A. 1. (a)
                                 above in respect of interest from the Collection Account                          41,416.67

                           (c)  The amount of the distribution set forth in  A. 1. (a)
                                 above in respect of principal from the Collection Account                              0.00

                           (d)  The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                                 on the Policy (Deficiency Claim Amount)                                                0.00

                           (e)  The amount of the distribution set forth in  A. 1. (a)
                                 above per $1,000 interest                                                         5.9166671

                           (f)  The amount of the distribution set forth in  A. 1. (b)
                                 above per $1,000 interest                                                         5.9166671

                           (g)  The amount of the distribution set forth in  A. 1. (c)
                                 above per $1,000 interest                                                         0.0000000

                           (h)  The amount of the distribution set forth in  A. 1. (d)
                                 above per $1,000 interest                                                         0.0000000


B.      Information Regarding the Performance of the Trust :

        I.    POOL AND CERTIFICATE BALANCES

                           (a)  The Pool Balance as of the close of business
                                 on the last day of the preceding Monthly Period                              160,039,784.58

                           (b)  The Certificate Balance as of the close of
                                 business on the last day of the preceding
                                 Monthly Period, after giving effect to
                                 payments allocated to principal set
                                 forth in Paragraph  A. 1. (c)  above                                           7,000,000.00

                           (c)  The Certificate Factor as of the close of business on the
                                 last day of the preceding Monthly Period                                          1.0000000


2.    SERVICING FEE

            (a)  The aggregate amount of the Servicing Fee paid to the
                   Servicer with respect to the preceding Monthly Period
                   from the Collection Account                                                            367,312.92
            (b)  The amount of such Servicing Fee per $ 1,000 interest                                    52.4732743
            (c)  The amount of any unpaid Servicing Fee                                                         0.00
            (d)  The change in the amount of any unpaid Servicing Fee
                   from the previous Distribution Date                                                          0.00

3.    OTHER FEES

            (a) The aggregate amount of Trustee Fees paid to the Trustee
                  from the Collection Account                                                                 333.33
            (b) The aggregate amount of Insurance Premium paid to the
                  Certificate Insurer from the Collection Account                                           1,458.33

4.    PAYMENT SHORTFALLS

            (a)  The amount of the Interest Carryover Shortfall after
                   giving effect to the payments set forth in Paragraph
                   A. 1. (b) above                                                                              0.00
            (b)  The amount of such Interest  Carryover  Shortfall
                   per  $1,000  Interest                                                                   0.0000000
            (c)  The change in the amount of the Interest Carryover Shortfall
                   from  the  previous  Distribution  Date                                                      0.00
            (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                   A. 1. (c) above                                                                              0.00
            (e)  The amount of such Principal Carryover Shortfall
                   per  $1,000  Interest                                                                   0.0000000
            (f)  The change in the amount of the Principal Carryover Shortfall
                   from  the  previous  Distribution  Date                                                      0.00

5.    REALIZED LOSSES

            (a)  Realized Losses for the Period funded by the Spread Account                              849,892.43
                             1.  Cram Down Losses                    14,087.77
                             2.  Losses on Liquidated Receivables    835,804.66
            (b)  Aggregate Realized Losses, if any,
                             1.  Preceding Monthly Period            Jan-97                             3,376,124.54
                             2.  Second preceding Monthly P          Dec-96                             2,526,232.11

6.    PURCHASE AMOUNTS

            The aggregate Purchase Amounts for Receivables,
            if any, that were repurchased in such period                                                        0.00

7.    PAYAHEAD ACCOUNT

            (a)  The aggregate Payahead Balance                                                           258,359.40
            (b)  The change in the Payahead Balance from the
                 previous Distribution Date                                                               (12,406.15)
                          (1)  The aggregate Payaheads pursuant to Section 14.03
                                for  the  Monthly Period which were transferred from
                                the  Collection  Account to the Payahead Account.          69,717.67
                          (2)  The portion of the Payaheads constituting Scheduled
                                Payments on PreComputed Receivables or the portion
                                that are applied to Prepay a PreComputed Receivable in
                                full pursuant to Section 14.03 which were transferred
                                from the Payahead  Account to the Collection Account.      82,123.82
            (c)  The investment earnings on funds in the Payahead Account
                 (transferred from the Payahead to the Collection Account) and
                 payable to the Seller as Supplemental Servicing Fee                                        1,429.59

                                      (2)


 8.   SPREAD ACCOUNT

         (a)  The Spread Account balance after giving effect to
               distributions made on such Distribution Date                        12,803,182.77
         (b)  The change in the Spread Account balance on such
               Distribution Date                                                    (423,624.73)
         (c)  The Amount withdrawn from the Spread Account and
               payable to the Certificateholders (Deficiency Claim Amount)                  0.00
         (d)  The Amount withdrawn from the Spread Account and
               payable to the Seller  (Remaining Funds).                            1,007,821.41
         (e)  The investment earnings on funds in the Spread Account
               (transferred from the Spread to the Collection Account) and
               payable to the Seller as Supplemental Servicing Fee                     49,435.43

9.    THE POLICY

            The amount distributable from the Policy and
            payable to the Certificateholders, after giving
            effect to withdrawals from the
            Spread Account (Deficiency Claim Amount)                                        0.00

10.   THE NOTICES

            (a)  Pursuant to Section 14.04, there is a Deficiency Claim Amount of
                        $0.00 to be withdrawn from the Spread Account to fund the
                  amount payable on the related Distribution Date for items(i)thru(v)
                  of Section 14

            (b)   Pursuant to Section 14A.02, there is a Deficiency Claim Amount of
                         $0.00 to be withdrawn from the Policy to fund the amount
                  payable on the related Distribution Date for items(i)thru(v)of
                  Section 14.06 (b)

11.   TERMINATION OF TRUST

            The amount to be distributed to the Certificateholders from the Collection
            Account pursuant to the Termination of the Trust ( Section 20.01 )              0.00

12.   OTHER INFORMATION

            Pursuant to Section 13.09 (b) (i)
            (a)     Delinquency Ratio                          4.0811%
            (b)     Average Delinquency Ratio                  4.1799%
            (c)     Default Rate                              11.4797%
            (d)     Average Default Rate                      11.7410%
            (e)     Net Loss Rate                              6.0663%
            (f)     Average Net Loss Rate                      5.6909%

            Pursuant to Section 13.09 (b) (ii)
            Trigger Event occurred as of                      NO

            Pursuant to Section 13.09 (b) (iii)
            Prior Trigger Event Deemed Cured  as  of          NO

            Pursuant to Section 13.09 (b) (iv)
            Insurance Agreement Event of Default              NO

**NOTE**    Pursuant to Section 14.02 (b)
            Amount deposited into the Collection Account due to
            mistaken deposits, postings or checks returned for
            insufficient funds to be reimbursed to the Servicer                             0.00

                                     ( 3 )

           13.    OTHER INFORMATION - II

                             i.     Amounts collected by the Servicer                                     7,116,594.40

                             ii.    Aggregate amount received by the Trust
                                    from the Servicer. (exclusive of amounts in the
                                    Spread Account, amounts received from the
                                    Certificate Insurer and advances by the
                                    Servicer).                                                            7,116,594.40

                             iii.   Reimbursements to the Certificate Insurer                                     0.00

                             iv.  Amount drawn on the Policy                                                      0.00

                             v.   Remaining outstanding balance available
                                   to be drawn under the Policy:                                                  0.00

                             vi..   Delinquency information:

                                          Receivables that are 30 Days Delinquent                         4,784,310.67
                                          Receivables that are 60 Days Delinquent                         1,152,076.21
                                          Receivables that are 90 Days Delinquent                           430,005.88



          14.    PRE-FUND ACCOUNT

                             (a)  The Pre-Fund Account balance after giving effect to
                                     distributions made on such Distribution  Date                                0.00
                             (b)  The Pre-Fund Account Balance per $ 1,000 interest                          0.0000000
                             (c)   The Amount withdrawn from the Pre-Fund Account and transferred
                                      to the Collection Account (payable to the Certificateholders)               0.00
                             (d)  The amount of Pre-Fund Account distribution per $ 1,000 interest           0.0000000
                             (e)   The interest earnings on funds in the Pre-Fund Account
                                      (transferred from the Pre-Fund to the Collection Account) and
                                      remitted to the Seller as Supplemental Servicing Fee                        0.00

          15.    CAPITALIZED INTEREST ACCOUNT

                             (a)  The Capitalized Interest Account balance after giving effect to
                                     distributions made on such Distribution  Date                                0.00
                             (b)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                                      Certificateholders)                                                         0.00
                             (c)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                                      Sellers)                                                                    0.00
                             (e)   The interest earnings on funds in the Capitalized Interest Account
                                      (transferred from the Capitalized Interest to the Collection Accoun
                                      and remitted to the Seller as Supplemental Servicing Fee                    0.00



                                     ( 4 )

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 4.9 of the Pooling and Servicing Agreement dated May 31, 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Certificate.

              THE  MONEY  STORE  AUTO  FINANCE  INC.

              BY: \s\ Harry Puglisi
                  -------------------
                  HARRY PUGLISI
                  TREASURER




                                      (5)

               Class A-1 5.6375% Money Store Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 6.85% Asset Backed Notes


              IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT
         DATED AS  OF  MAY 31, 1996, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
        TO SERIES 1996 - 1 FOR THE FEBRUARY 12, 1997 DETERMINATION DATE

                DISTRIBUTION DATE             02/20/97    MONTHLY PERIOD                    Jan-97

A.      Information Regarding the Current Monthly Distribution:

        I.    NOTES
                  (a)  The aggregate amount of the distribution to
                        Noteholders' from the Collection Account with respect to:
                                    Class A-1 Notes                                         5,344,332.43
                                    Class A-2 Notes                                           415,148.25
                                    Class A-3 Notes                                           330,512.50

                  (b)  The amount of the distribution set forth in  A. 1. (a)
                        above in respect of interest from the Collection Account:
                                    Class A-1 Notes                                            49,023.20
                                    Class A-2 Notes                                           415,148.25
                                    Class A-3 Notes                                           330,512.50

                  (c)  The amount of the distribution set forth in  A. 1. (a)
                        above in respect of principal from the Collection Account:
                                    Class A-1 Notes                                         5,295,309.23
                                    Class A-2 Notes                                                 0.00
                                    Class A-3 Notes                                                 0.00

                  (d)  The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                        on the Policy (Deficiency Claim Amount) with respect to:
                                    Class A-1 Notes                                                 0.00
                                    Class A-2 Notes                                                 0.00
                                    Class A-3 Notes                                                 0.00

                  (e)  The amount of the distribution set forth in  A. 1. (a)
                        above per $1,000 interest with respect to:
                                    Class A-1 Notes                                          118.4996104
                                    Class A-2 Notes                                            4.6127583
                                    Class A-3 Notes                                            5.7083333

                  (f)  The amount of the distribution set forth in  A. 1. (b)
                        above per $1,000 interest with respect to:
                                    Class A-1 Notes                                            1.0869889
                                    Class A-2 Notes                                            4.6127583
                                    Class A-3 Notes                                            5.7083333

                  (g)  The amount of the distribution set forth in  A. 1. (c)
                        above per $1,000 interest with respect to:
                                    Class A-1 Notes                                          117.4126215
                                    Class A-2 Notes                                            0.0000000
                                    Class A-3 Notes                                            0.0000000

                  (h)  The amount of the distribution set forth in  A. 1. (d)
                        above per $1,000 interest with respect to:
                                    Class A-1 Notes                                            0.0000000
                                    Class A-2 Notes                                            0.0000000
                                    Class A-3 Notes                                            0.0000000

 B.   Information Regarding the Performance of the Trust :

1. POOL AND NOTE BALANCES

      (a)  The Pool Balance as of the close of business
           on the last day of the preceding Monthly Period        160,039,784.58

      (b) The Class Note Balances as of the close of business on the last day of the preceding Monthly Period, after giving effect to payments allocated to principal set forth in Paragraph A. 1. (c) above wtih respect to:

              Class A-1 Notes                                       5,139,784.58
              Class A-2 Notes                                      90,000,000.00
              Class A-3 Notes                                      57,900,000.00

      (c)  The Class Note Factor as of the
           close of business on the last day
           of the preceding Monthly Period
           with respect to:

              Class A-1 Notes                                          0.1139642
              Class A-2 Notes                                          1.0000000
              Class A-3 Notes                                          1.0000000

2. SERVICING FEE

      (a)  The aggregate amount of the Servicing Fee paid to the
           Servicer with respect to the preceding Monthly Period
           from the Collection Account                                367,312.92
      (b)  The amount of such Servicing Fee per $ 1,000 interest       1.8365646
      (c)  The amount of any unpaid Servicing Fee                           0.00
      (d)  The change in the amount of any unpaid Servicing Fee
           from the previous Distribution Date                              0.00

3. OTHER FEES

      (a)  The aggregate amount of Trustee Fees paid to the Trustee
           from the Collection Account                                    333.33
      (b)  The aggregate amount of Insurance Premium paid to the
           Noteholders' Insurer from the Collection Account            31,883.29

4. PAYMENT SHORTFALLS

      (a) The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in Paragraph A. 1. (b) above with respect to:

              Class A-1 Notes                                               0.00
              Class A-2 Notes                                               0.00
              Class A-3 Notes                                               0.00

      (b) The amount of such Interest Carryover Shortfall per $1,000 Interest

              Class A-1 Notes                                          0.0000000
              Class A-2 Notes                                          0.0000000
              Class A-3 Notes                                          0.0000000

      (c)  The change in the amount of the Interest Carryover Shortfall
           from  the  previous  Distribution  Date                          0.00

      (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
           A. 1. (c) above                                                  0.00

      (e)  The amount of such Principal Carryover Shortfall
           per $1,000 Interest                                         0.0000000

      (f)  The change in the amount of the Principal Carryover Shortfall
           from the previous Distribution Date                              0.00


                                     ( 2 )

 5.    REALIZED LOSSES

            (a)  Realized Losses for the Period funded by the Spread Account                               849,892.43
                            1.  Cram Down Losses                     14,087.77
                            2.  Losses on Liquidated Receivables     835,804.66
            (b)  Aggregate Realized Losses, if any,
                            1.  Preceding Monthly Period             Jan-97                              3,376,124.54
                            2.  Second preceding Monthly Period      Dec-96                              2,526,232.11

6.    PURCHASE AMOUNTS

            The aggregate Purchase Amounts for Receivables,
            if any, that were repurchased in such period                                                         0.00

7.    PAYAHEAD ACCOUNT

            (a)  The aggregate Payahead Balance                                                            258,359.40
            (b)  The change in the Payahead Balance from the
                  previous Distribution Date                                                               (12,406.15)
                           (1)  The aggregate Payaheads pursuant to Section 5.6
                                  for the Monthly Period which were transferred from
                                  the Collection Account to the Payahead Account.       69,717.67
                           (2)  The portion of the Payaheads constituting Scheduled
                                  Payments on PreComputed Receivables or the portion
                                  that are applied to Prepay a PreComputed Receivable in
                                  full pursuant to Section 5.6 which were transferred from
                                  the Payahead Account to the Collection Account.       82,123.82
            (c)  The investment earnings on funds in the Payahead Account
                 (transferred from the Payahead to the Collection Account) and
                 remitted to the Seller as Supplemental Servicing Fee                                        1,429.59

8.    SPREAD ACCOUNT

            (a)  The Spread Account balance after giving effect to
                   distributions made on such Distribution Date                                         12,803,182.77
            (b)  The change in the Spread Account balance on such
                   Distribution Date                                                                      (423,624.73)
            (c)  The Amount withdrawn from the Spread Account and
                   payable to the Certificateholders (Deficiency Claim Amount)                                   0.00
            (d)  The Amount withdrawn from the Spread Account and
                   payable to the Seller (Remaining Funds).                                              1,007,821.41
            (e)  The investment earnings on funds in the Spread Account
                   (transferred from the Spread to the Collection Account) and
                   remitted to the Seller as Supplemental Servicing Fee                                     49,435.43

9.    THE POLICY

            The amount distributable from the Policy and payable to the
            Noteholders, after giving effect to withdrawals from the
            Spread Account (Deficiency Claim Amount)                                                             0.00

10.    THE NOTICES

            (a)   Pursuant to Section 5.4, there is a Deficiency Claim Amount of
                   $0.0 to be withdrawn from the Spread Account to fund the
                   amount payable on the related Distribution Date for items (i) thru (vi)
                   of Section 5.6 (b)
            (b)   Pursuant to Section 5A.1, there is a Deficiency Claim Amount of
                   $0.0 to be withdrawn from the Policy to fund the amount
                   payable on the related Distribution Date for items (i) thru (vi) of
                   Section 5.6 (b)

                                     ( 3 )

11.    TERMINATION OF TRUST

            The amount to be distributed to the Certificateholders from the Collection
            Account pursuant to the Termination of the Trust ( Section 307 )                       0.00

12.    PRE-FUND ACCOUNT

            (a)  The Pre-Fund Account balance after giving effect to
                  distributions made on such Distribution  Date                                    0.00
            (b)  The Pre-Fund Account Balance per $ 1,000 interest
                              Class A-1 Notes                                                 0.0000000
                              Class A-2 Notes                                                 0.0000000
                              Class A-3 Notes                                                 0.0000000
            (c)   The Amount withdrawn from the Pre-Fund Account and transferred
                   to the Collection Account (payable to the Noteholders)                          0.00
            (d)   The amount of Pre-Fund Account distribution per $ 1,000 inter               0.0000000
            (e)   The interest earnings on funds in the Pre-Fund Account
                   (transferred from the Pre-Fund to the Collection Account) and
                   remitted to the Seller as Supplemental Servicing Fee                            0.00

13.    CAPITALIZED INTEREST ACCOUNT

            (a)   The Capitalized Interest Account balance after giving effect to
                   distributions made on such Distribution Date                                    0.00
            (b)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                   Certificateholders and Noteholders)                                             0.00
            (c)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                   Sellers)                                                                        0.00
            (d)   The interest earnings on funds in the Capitalized Interest Account
                   (transferred from the Capitalized Interest to the Collection Account)
                   and remitted to the Seller as Supplemental Servicing Fee                        0.00

14.    OTHER INFORMATION

            Pursuant to Section 4.9 (b) (i)
            (a)    Delinquency Ratio                                                            4.0811%
            (b)    Average Delinquency Ratio                                                    4.1799%
            (c)    Default Rate                                                                11.4797%
            (d)    Average Default Rate                                                        11.7410%
            (e)    Net Loss Rate                                                                6.0663%
            (f)    Average Net Loss Rate                                                        5.6909%

            Pursuant to Section 4.9 (b) (ii)
            Trigger Event occurred as of                                                             NO

            Pursuant to Section 4.9 (b) (iii)
            Prior Trigger Event Deemed Cured  as  of                                                 NO

            Pursuant to Section 4.9 (b) (iv)
            Insurance Agreement Event of Default                                                     NO

            Weighted Average Coupon Rate                                                        19.460%
            Weighted Average Remaining Terms                                                     44.700

**NOTE**    Pursuant to Section 5.2 (b)
            Amount deposited into the Collection Account due to
            mistaken deposits, postings or checks returned for
            insufficient funds to be reimbursed to the Servicer                                    0.00

                                      (4)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 4.9 of the Pooling and Servicing Agreement dated
May 31, 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Noteholders' Statement.

                  THE MONEY STORE AUTO FINANCE INC.

                  BY:       /s/ Harry Puglisi
                            -----------------
                            HARRY PUGLISI
                            TREASURER



                                      (5)